UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025

Femasys Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-40492	11-3713499
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3950 Johns Creek Court, Suite 100
Suwanee, GA 30024
(770) 500-3910
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FEMY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Underwritten Offering

On May 29, 2025, Femasys Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with JonesTrading Institutional Services LLC (the “Underwriter”), relating to an underwritten public offering of 3,600,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a public offering price of $0.85 per share (the “Underwritten Offering”). In addition, the Company granted the underwriter a 30-day option to purchase up to an additional 540,000 shares of its common stock at the public offering price, less underwriting discounts and commissions.

The underwritten offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-266001) previously filed with the Securities and Exchange Commission and declared effective on July 12, 2022, and preliminary and final prospectus supplements thereunder.

The Underwriting Agreement contains representations, warranties and covenants of the Company that are customary for transactions of this type and customary conditions to closing. Additionally, the Company has agreed to provide the Underwriter with customary indemnification rights under the Underwriting Agreement. In addition, the Company has agreed to issue to the Underwriter warrants to purchase 105,726 shares of common stock at an exercise price of $1.0625 (the “Underwriter Warrants”). The Underwriter Warrants will be exercisable commencing six months after the closing of this offering and will expire on May 29, 2030. The Underwriter Warrants will be issued in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing descriptions of the terms of the Underwriting Agreement and the Underwriter Warrants do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement and form of Underwriter Warrant, copies of which are filed as Exhibits 1.1 and 4.1 hereto, respectively, and incorporated herein by reference.

A copy of the opinion of Dechert LLP regarding the validity of the Common Stock issued in the Underwritten Offering is attached hereto as Exhibit 5.1.

Concurrent Private Placement

On May 29, 2025, concurrently with the Underwritten Offering, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with certain existing institutional stockholders and certain of its directors and officers (collectively, the “Private Placement Purchasers”), each of whom are accredited investors, pursuant to which the existing institutional stockholders agreed to purchase an aggregate of 1,588,235 shares at a per share price equal to $0.85 and the directors and officers agreed to purchase an aggregate of 98,040 shares at a per share price equal to $1.02 (the “Private Placement”).

The Common Stock to be issued and sold to the Private Placement Purchasers under the Stock Purchase Agreement will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

The Stock Purchase Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Assuming no exercise of the over-allotment option in the Underwritten Offering, the net proceeds to the Company from the Underwritten Offering and the Private Placement are approximately $4.2 million, after deducting the underwriting discount and estimated underwritten offering and Private Placement expenses payable by the Company. All of the shares of Common Stock in the Underwritten Offering and Private Placement are being sold by the Company.

Proceeds from the Underwritten Offering and the Private Placement

The gross proceeds to the Company from the Underwritten Offering and Private Placement are expected to be $4.5 million, before deducting the underwriting discounts and commissions, placement agent fees and estimated offering expenses payable by the Company. All of the shares of Common Stock in the Underwritten Offering and Private Placement are being sold by the Company.

The closing of the Underwritten Offering and Private Placement is expected to occur on June 2, 2025, subject to customary closing conditions. The Company intends to use the net proceeds from the Underwritten Offering and Private Placement for expansion of commercial efforts, development of its products and product candidates, general corporate purposes, capital expenditures, working capital and general and administrative expenses.

Equity Line of Credit

In addition, on May 29, 2025, we agreed with Alumni Capital LP to enter into a $10 million equity line of credit with them by June 30, 2025. If we do not enter into such agreement by such date, we would be obligated to pay them $400,000 in liquidated damages. We expect to enter into such agreement within the agreed timeline.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Private Placement Purchasers in the Stock Purchase Agreement, the offering and sale of the shares of Common Stock in the Private Placement described above are being offered and sold in a private placement under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company’s expectations with respect to the closing of the Underwritten Offering and Private Placement, the gross proceeds the Company expects to receive from the Underwritten Offering and the Private Placement and entry into the equity line of credit. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “pending,” “intend,” “believe,” “suggests,” “potential,” “hope,” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 29, 2025, by and between Femasys Inc. and JonesTrading Institutional Services LLC, as underwriter
4.1	Underwriter Warrant
5.1	Opinion of Dechert LLP
10.1	Form of Stock Purchase Agreement
23.1	Consent of Dechert LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2025	Femasys Inc.

	By:	/s/ Kathy Lee-Sepsick
Name: Kathy Lee-Sepsick
Title: Chief Executive Officer and President